Exhibit 99.1

INDEPENDENT AUDITOR’S REPORT

The Shareholders
Creative Genius, Inc. dba Pura Vida Bracelets

We have audited the accompanying financial statements of Creative Genius, Inc. dba Pura Vida Bracelets (the “Company”), which comprise the balance sheet as of December 31, 2018, as restated, and the related statements of operations, changes in shareholders’ equity and cash flows for the year then ended, as restated, and the related notes to the financial statements, as restated (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Genius, Inc. dba Pura Vida Bracelets as of December 31, 2018, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 8 to the financial statements, during 2018 the Company elected to change its method of accounting for raw materials inventory. Our opinion is not modified with respect to this matter.

As discussed in Note 9 to the financial statements, the 2018 financial statements have been restated to correct misstatements identified subsequent to the original report date of April 22, 2019. Our opinion is not modified with respect to this matter.

/s/ SQUAR MILNER LLP

San Diego, California
April 22, 2019 except for Notes 8, 9 and 10 as to which the date is October 1, 2019

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
BALANCE SHEET
December 31, 2018
(As Restated)

ASSETS
Current Assets
Cash	$1,277,827
Accounts receivable, net	1,460,089
Inventory	11,355,471
Other current assets	997,387
Total current assets	15,090,774

Property, plant, and equipment, net	67,171
Intangible assets, net	6,794

Total assets	$15,164,739

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$4,269,372
Accrued expenses	4,190,495
Deferred revenue	937,938
Total current liabilities	9,397,805
Total liabilities	9,397,805

Shareholders’ Equity
Common stock, no par value, 1,000 shares authorized, 200 shares issued and outstanding	400
Retained earnings	5,766,534
Total shareholders’ equity	5,766,934

Total liabilities and shareholders’ equity	$15,164,739

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(As Restated)

SALES, NET	$68,280,559
COST OF GOODS SOLD	21,125,453
GROSS PROFIT	47,155,106

Selling, general, and administrative expenses	43,693,415
Depreciation and amortization	35,924
43,729,339

INCOME FROM OPERATIONS	3,425,767

NET INCOME	$3,425,767

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended December 31, 2018

	Shares	Common Stock	Retained Earnings	Total

Balance at December 31, 2017 (As Restated)	200	$400	$2,324,485	$2,324,885
Net income	—	—	3,425,767	3,425,767
Contribution from Shareholders, net	—	—	16,282	16,282

Balance at December 31, 2018 (As Restated)	200	$400	$5,766,534	$5,766,934

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2018
(As Restated)

CASH FLOWS OPERATING ACTIVITIES
Net income	$3,425,767
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	35,924
Changes in assets and liabilities:
Accounts receivables	(1,113,009)
Inventory	(6,614,090)
Other current assets	(907,465)
Accounts payable	2,746,228
Accrued expenses	2,527,585
Deferred revenue	920,506
Net cash provided by operating activities	1,021,446

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(8,159)
Net cash used in investing activities	(8,159)

CASH FLOWS FROM FINANCING ACTIVITIES
Shareholder contributions	16,282
Net cash provided by financing activities	16,282

Net change in cash	1,029,569

CASH - beginning of period	248,258

CASH - end of period	$1,277,827

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for taxes	$24,032

The accompanying notes are an integral part of these financial statements.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Corporate Structure

Creative Genius, Inc. dba Pura Vida Bracelets, (the “Company”) was founded and incorporated in the state of California in 2010. The Company is a retail business that sells a variety of bracelets, apparel, jewelry and other accessories. The Company’s operations are based in California.

Basis of Presentation

These financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition and Deferred Revenue

Revenue from the sale of goods is recognized when an order has been received, the product has been shipped, the selling price is fixed or determinable, collection is reasonably assured and when both title and risk of loss transfer to the customer, provided that no significant obligations remain. Sales revenues do not include sales taxes collected from the customer. Sales are presented net of credits for returns, discounts, allowances and other chargebacks that result in deductions either from invoiced amounts or subsequent billings to customers. For the year ended December 31, 2018, such credits totaled $10,069,479.

The Company maintains a monthly club membership program whereby members pay six or twelve months in advance for monthly shipment of product with advanced payments recognized as deferred revenue. Upon monthly shipment of club membership product, revenue is recognized equally over each month with a corresponding reduction in the deferred revenue balance. At December 31, 2018, deferred revenue consisted of $937,938.

Cash and Cash Equivalents

Cash and cash equivalents include cash and investments that are readily convertible into cash and have original maturities of three months or less. There were no cash equivalents at December 31, 2018.

Allowance for Doubtful Accounts

The Company establishes an allowance for doubtful accounts based on historical experience and customer-specific identification and believes that collections of receivables, net of the allowance for doubtful accounts, are reasonably assured. The allowance for doubtful accounts was $74,216 as of December 31, 2018.

Inventory

Inventory is stated at the lower of cost (first in, first out) or net realizable value.

Property, Plant and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three to seven years. Leasehold improvements are amortized using the straight-line method over the shorter of the lease term or the estimated useful life of the asset. Costs incurred for maintenance and repairs are expensed as incurred and expenditures for major replacements and improvements are capitalized and depreciated over their estimated remaining useful lives.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

Income Taxes

The Company is taxed under the provisions of subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. However, the Company is subject to California franchise tax equal to the greater of 1.5% of taxable income or $800.

Under the provisions of subchapter S, the shareholders are liable for individual federal and state income taxes on the Company's taxable income. The Company may disburse funds necessary to satisfy the shareholders’ estimated personal income tax liabilities.

The Company files income tax returns in the U.S. federal jurisdiction and California. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2013. The Company recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made.

The Company did not have an unrecognized tax benefit as of December 31, 2018 and does not expect this to change significantly over the next 12 months. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Advertising

The Company expenses advertising costs as incurred. Advertising cost for the year ended December 31, 2018 was $16,383,668.

Shipping and Handling

Shipping and handling fees billed to customers are classified on the statement of operations within “Sales, net” were $1,874,558 for the year ended December 31, 2018. The associated shipping and handling costs of $8,006,039, for the year ended December 31, 2018, are included in selling, general, and administrative expenses.

Litigation

From time to time, the Company may become involved in disputes, litigation and other legal actions. The Company estimates the range of liability related to pending litigation where the amount and range of loss can be estimated. The Company records its best estimate of a loss when the loss is considered probable. Where a liability is probable and there is a range of estimated loss with no best estimate in the range, the Company records a charge equal to at least the minimum estimated liability for a loss contingency when both of the following conditions are met: (i) information available prior to issuance of the financial statements indicates that it is probable that an asset had been impaired or a liability had been incurred at the date of the financial statements and (ii) the range of loss can be reasonably estimated. As of December 31, 2018, a loss accrual was recorded as a result of a litigation settlement in 2019 in the amount of $145,000, and is included in accrued expenses of the accompanying balance sheets.

New Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842). This update requires lessees to recognize at the lease commencement date a lease liability, which is the lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis, and a right-of-use assets, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Lessees will no longer be provided with a source of off-balance sheet financing. This update is effective for financial statements issued for annual periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early application is permitted for all nonpublic business entities upon issuance. Management has not yet completed their analysis of the potential impact of this new guidance on the Company’s financial statements.

In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 by one year. ASU 2014-09 is now effective for annual reporting periods beginning after December 15, 2018. Earlier application is permitted. Management has not yet completed their analysis of the potential impact of this new guidance on the Company’s financial statements. In May 2014, the FASB issued

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). This guidance amends the existing FASB Accounting Standards Codification, creating a new Topic 606, Revenue from Contracts with Customer. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

2.INVENTORY

At December 31, 2018, inventory consisted of the following:

2018
Raw Materials	$3,113,347
Finished Goods	8,242,124
$11,355,471

Inventory balances above include an estimate for indirect inventory costs such as packaging and freight (burden rate). During the year ended December 31, 2018, the Company reviewed its estimate of the burden rate and the Company changed its methodology of applying burden costs to the inventory from a 12-month moving average to a 3-month moving average to better reflect the inventory value. No valuation allowance for inventory was deemed necessary as of December 31, 2018.

3.OTHER CURRENT ASSETS

At December 31, 2018, prepaid expenses, deposits and other current assets consisted of the following:

2018
Vendor deposits	$954,064
Prepaid other	43,323
$997,387

4.PROPERTY, PLANT AND EQUIPMENT, NET

At December 31, 2018, property, plant and equipment, net consisted of the following:

2018
Computers and software	$117,678
Equipment	71,976
Furniture and fixtures	59,544
Auto	46,000
295,198
Less accumulated depreciation	(228,027)
$67,171

Depreciation expense totaled $35,256 for the year ended December 31, 2018.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

5.ACCRUED EXPENSES

At December 31, 2018, accrued expenses consisted of the following:

2018
Credit card liability	$662,630
Payroll liabilities	233,096
Sales tax accrual	2,346,664
Other accrued liabilities	948,105
$4,190,495

Sales Tax Accrual

Based on the evolving state sales tax legislation, the Company continues to assess its current and potential sales tax exposure in specific jurisdictions. Management has assessed the Company’s sales tax liability as of December 31, 2018 and has determined that the liability ranges from $2,346,664 to $3,630,600. Management has concluded that as of December 31, 2018, the best estimate of the liability is $2,346,664, which is reflected in the accompanying balance sheet.

6.COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases office space in San Diego, California under noncancelable operating leases that expire in January 31, 2020. The office space lease includes a renewal option.

Minimum future lease payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Year ended December 31:
2019	$60,388
2020	5,045
$65,433

Rent expense totaled $154,372 for the year ended December 31, 2018.

Line of Credit

The Company has a line of credit agreement with a bank of $2,000,000 with a maturity date of October 30, 2019. There were no borrowings against the line at December 31, 2018. The line of credit bears interest at the bank’s reference rate which was 5.5% as of December 31, 2018.

7.UNCERTAINTIES AND CONCENTRATIONS

Credit Risk

The Company maintains cash balances at various financial institutions. The Federal Deposit Insurance Corporation currently insures accounts at these institutions up to $250,000. At times, balances may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Customers

During the year ended December 31, 2018, the Company did not generate sales to any party which comprised more than 10% of total net sales for the year.

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

Suppliers

During the year ended December 31, 2018, respective purchases from three suppliers each represented an excess of 10% of the Company’s purchases during the year. During the year ended December 31, 2018, inventory purchases from three suppliers were $9,035,140, $5,747,109 and $4,757,123 which were 22%, 14% and 11% of total purchases, respectively.

8.CHANGE IN ACCOUNTING PRINCIPLE

In October 2018, the Company changed its method of accounting for raw materials inventory from an indirect method to a direct method. The new method was adopted because management believes the new method provides a more precise measurement of its inventory and cost of sales. This resulted in an adjustment to inventory and retained earnings in the amount of $1,620,662 at January 1, 2018.

9.RESTATEMENT

The Company has restated its previously issued 2018 financial statements to correct misstatements related to inventory on hand, inventory in-transit and accrued sales tax liability at December 31, 2018. The following is a summary of the restatement for 2018:

2018
Increase of inventory and reduction of cost of goods sold	$351,801
Additional accrual for sales tax liability	(898,746)
Total change in net income	$(546,945)

The effects on the Company’s previously issued 2018 financial statements are summarized as follows:

Balance Sheet as of December 31, 2018
	Previously Reported	Increase (Decrease)	As Restated
Current Assets
Inventory	$9,383,008	$1,972,463	$11,355,471
Total current assets	13,118,311	1,972,463	15,090,774
Total assets	13,192,276	1,972,463	15,164,739

Current Liabilities
Accrued expenses	2,733,631	1,456,864	4,190,495
Total current liabilities	7,940,941	1,456,864	9,397,805
Total liabilities	7,940,941	1,456,864	9,397,805

Shareholders’ Equity
Retained earnings	5,250,935	515,599	5,766,534
Total shareholders’ equity	5,251,335	515,599	5,766,934
Total liabilities and shareholders’ equity	13,192,276	1,972,463	15,164,739

CREATIVE GENIUS, INC. dba PURA VIDA BRACELETS
NOTES TO FINANCIAL STATEMENTS (AS RESTATED)
December 31, 2018

Statement of Operations for the Year Ended December 31, 2018
	Previously Reported	Increase (Decrease)	As Restated
Cost of goods sold	$21,477,254	$(351,801)	$21,125,453
Gross profit	46,803,305	351,801	47,155,106
Selling and administrative expenses	42,794,669	898,746	43,693,415
Income from operations	3,972,712	(546,945)	3,425,767
Net income	3,972,712	(546,945)	3,425,767

Statement of Cash Flows for the Year Ended December 31, 2018
	Previously Reported	Increase (Decrease)	As Restated
Net income	$3,972,712	$(546,945)	$3,425,767
Adjustments to reconcile net income to net cash provided by operating activities
Inventory	(6,262,289)	(351,801)	(6,614,090)
Accrued expenses	1,628,839	898,746	2,527,585
Net cash provided by operating activities	1,021,446	—	1,021,446

Statement of Changes in Shareholders’ Equity for the Year Ended December 31, 2018
	Number of Shares	Common Stock	Retained Earnings	Total Shareholders’ Equity
Balance at December 31, 2017, as restated	200	$400	$2,324,485	$2,324,885
Net income for 2018, as restated	—	—	3,425,767	3,425,767
Balance at December 31, 2018, as restated	200	400	5,766,534	5,766,934

The effects on the Company’s beginning shareholders’ equity as of January 1, 2018 are summarized as follows:

Statement of Changes in Shareholders’ Equity for the Year Ended December 31, 2017
	Number of Shares	Common Stock	Retained Earnings	Total Shareholders’ Equity
Balance at January 1, 2017, as restated	200	$400	$1,235,648	$1,236,048
Net income for 2017, as restated	—	—	3,794,211	3,794,211
Balance at December 31, 2017, as restated	200	400	2,324,485	2,324,885

10.SUBSEQUENT EVENTS

The Company has evaluated subsequent events through October 1, 2019, which was the date the financial statements were available to be issued. Management has determined that except as noted below, there are no events which require adjustments to, or disclosure in, the 2018 financial statements.

Acquisition by Vera Bradley, Inc.

On July 16, 2019, a seventy-five percent (75%) ownership interest in the Company was acquired by Vera Bradley, Inc. (“Vera Bradley”). Furthermore, the Company entered into a put/call transaction for the remaining 25% following the fifth anniversary of the closing date of the transaction until the tenth anniversary thereof. Subsequent to the July 16, 2019 transaction date, the Company began operating as a majority-owned subsidiary of Vera Bradley.